FINANCIAL EXPENSE, NET (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
FINANCIAL EXPENSE, NET [Abstract]
Interest		$ 6
Exchange rate differences, net	109
Financial income	109	6
Interest	97	128
Exchange rate differences, net		71
Revaluation of liabilities presented at fair value	329	(146)
Convertible debt inducement expenses	108
Accretion of contingent payment obligation	132
Financial expenses	666	53
Financial expenses, net	$ 557	$ 47